MFS(R) Union Standard Equity Fund

                      Supplement to the Current Prospectus

Effective October 1, 2006, the third and fourth paragraphs in the Prospectus under the heading "Principal Investment Policies and Strategies" under caption "Risk Return Summary" are replaced in their entirety with the following:

The determination as to whether a company has a unionized labor force or whether a company is sensitive to labor issues is made in consultation with an independent, not for profit labor organization called the Union Standard Project. The board of the Union Standard Project is comprised of senior labor officials, academics and other national labor leaders or experts. The Union Standard Project works with a research professional who screens companies based on the application of quantitative union-sensitivity guidelines (such as the degree to which a company's workforce is unionized). This research professional also reviews companies against qualitative labor-sensitivity guidelines, such as whether the company manufactures products on the boycott list of the AFL-CIO, whether the company has been involved in strikes or lock-outs, and whether the company has demonstrated noncompliance with applicable labor law or health or safety laws.

Based on this evaluation, the Union Standard Project maintains a list of union and labor sensitive companies which it provides to MFS. While the fund invests, under normal market conditions, at least 80% of its net assets in equity securities of such companies, it generally seeks to allocate at least 65% of its investments to union-sensitive companies and its remaining investments to labor-sensitive companies. The fund is not required to sell a security that is eliminated from the list of union or labor sensitive companies.


               The date of this Supplement is September 29, 2006.